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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 17, 1998



                                 TIFFANY & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                    1-9494                        13-3228013
(STATE OR OTHER JURISDICTION       (COMMISSION                  (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)                  IDENTIFICATION
                                                                     NUMBER)


727 FIFTH AVENUE, NEW YORK, NEW YORK                                10022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



Registrant's telephone number, including area code:  (212) 755-8000




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ITEM 7.  EXHIBITS

     On April 9, 1998, Registrant filed via EDGAR its Report on Form 10-K for the period ended January 31, 1998, complete with Exhibit 27, Financial Data Schedule for the period, reported in compliance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share."

     Pursuant to the requirements of Item 601(c)(2)(iii) of Regulation S-K, Registrant submits herewith its Financial Data Schedules for the last three fiscal years and interim periods of the last two fiscal years, restated in compliance with SFAS No. 128.

EXHIBIT   DESCRIPTION

27 Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year ended January 31, 1998 (revised).

27.1 Financial Data Schedules, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the interim periods of the fiscal year ended January 31, 1998.

27.2 Financial Data Schedules, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year and interim periods of the fiscal year ended January 31, 1997.

27.3 Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year ended January 31, 1996.



                                                 TIFFANY & CO.


                                        BY:      /s/ James N. Fernandez
                                                 -------------------------------
                                                 James N. Fernandez
                                                 Executive Vice President
Date: April 17, 1998                             and Chief Financial Officer


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                                  EXHIBIT INDEX

The following exhibits were included with Registrant's Report on Form 10-K filed on April 9, 1998:

EXHIBIT  DESCRIPTION

3.2       By-Laws of Registrant (as last amended March 19, 1998)

10.125 Asset Purchase Agreement dated as of February 2, 1998 between Tiffany and Mitsukoshi (U.S.A.), Inc.

13.1 Annual Report to Stockholders for Fiscal Year Ended January 31, 1998 (pages 14 through 38 of such Annual Report have been filed in electronic format).

21.1      Subsidiaries of Registrant.

23.1      Consent of Coopers & Lybrand L.L.P., independent accountants.

27 Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year ended January 31, 1998.

The following exhibits are submitted herewith:

EXHIBIT  DESCRIPTION

27 Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year ended January 31, 1998 (revised).

27.1 Financial Data Schedules, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the interim periods of the fiscal year ended January 31, 1998.

27.2 Financial Data Schedules, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year and interim periods of the fiscal year ended January 31, 1997.

27.3 Financial Data Schedule, restated in compliance with Statement of Accounting Standards No. 128, "Earnings Per Share" for the fiscal year ended January 31, 1996.